EXHIBIT 99.1

Golden Matrix Group Eliminates 9.5 Million Dollar Debt Through Equity Conversion

Las Vegas – April 14, 2025 – Golden Matrix Group Inc. (NASDAQ: GMGI) (“GMGI” or “the Company”) today announced that Aleksandar Milovanović, Zoran Milosevic, and Snezana Bozovic, founders of GMGI’s wholly owned subsidiary Meridianbet, have converted an aggregate of $9,570,460 in acquisition-related debt into equity.

The converted amount was originally part of the “12-Month Non-Contingent Post-Closing Cash Consideration” outlined in the acquisition agreement. Following this conversion, the remaining balance of this 12-month contingency, owed to the Meridianbet founders has been reduced to $250,000.

This strategic move significantly strengthens GMGI’s balance sheet and underscores the Meridianbet founders’ confidence in the Company’s performance and future growth trajectory.

"This move sends a strong message to the market and our shareholders," said Brian Goodman, CEO of Golden Matrix Group, who continued, "Mr. Milovanović, Mr. Milosevic, and Ms. Bozovic’s decision to convert their debt to equity reflects both their personal belief and the Company’s confidence in Golden Matrix’s short- and long-term growth trajectory. In addition to strengthening our financial position, this conversion reinforces the positive momentum we’ve achieved. The management team is deeply grateful for their continued support and belief in our vision."

The decision to convert debt into equity was equally driven by the Meridianbet founders’ long-term alignment with GMGI’s strategy.

“We’ve seen firsthand the operational strength and strategic vision that continue to drive Golden Matrix forward," said Zoran Milosevic, CEO of Meridianbet, who continued, "This conversion isn’t just a financial decision—it reflects our deep confidence in the Company’s underlying performance and the growth opportunities ahead. We’re committed to GMGI’s long-term vision and proud to be part of its ongoing success.”

The equity conversion improves GMGI’s already strong Net Debt Leverage and is expected to provide enhanced financial flexibility as the Company advances its global growth strategy and continues executing on key strategic initiatives.

GMGI remains focused on creating long-term value for shareholders while maintaining strong partnerships with key stakeholders across its growing international footprint.

Additional information about the transaction can be found in the Current Report on Form 8-K filed today with the Securities and Exchange Commission.

About Golden Matrix Group

Golden Matrix Group, based in Las Vegas, NV, is a leading B2B and B2C gaming technology company utilizing proprietary technology and operating globally across multiple international markets. The B2B division of Golden Matrix develops and licenses branded gaming platforms for its extensive list of clients, and RKings, its B2C division, operates a high-volume eCommerce site enabling end users to enter paid-for competitions on its proprietary platform in authorized markets.

About Meridianbet

Founded in 2001 and acquired by Golden Matrix in April 2024, Meridianbet Group is a well-established online sports betting and gaming group, licensed and/or currently operating in 17 jurisdictions across Europe, Africa, and South America. Meridianbet’s successful business model utilizes proprietary technology and scalable systems, thus allowing it to operate in multiple countries and currencies and with an omni-channel approach to markets, including retail, desktop online, and mobile.

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Brett Milotte

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FORWARD-LOOKING STATEMENTS

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the ability of the Company to obtain the funding required to pay certain Meridianbet Group acquisition post-closing obligations, the terms of such funding, potential dilution caused thereby and/or covenants agreed to in connection therewith; potential lawsuits regarding the acquisition; dilution caused by the terms of an outstanding senior convertible note and warrants, the Company’s ability to pay amounts due under the senior convertible note and covenants associated therewith and penalties which could be due under the senior convertible note and securities purchase agreement for failure to comply with the terms thereof; the business, economic and political conditions in the markets in which the Company operates; the effect on the Company and its operations of the ongoing Ukraine/Russia conflict and the conflict in Israel, changing interest rates and inflation, and risks of recessions; the need for additional financing, the terms of such financing and the availability of such financing; the ability of the Company and/or its subsidiaries to obtain additional gaming licenses; the ability of the Company to manage growth; the Company’s ability to complete acquisitions and the availability of funding for such acquisitions; disruptions caused by acquisitions; dilution caused by fund raising, the conversion of outstanding preferred stock, convertible securities and/or acquisitions; the Company’s ability to maintain the listing of its common stock on the Nasdaq Capital Market; the Company’s expectations for future growth, revenues, and profitability; the Company’s expectations regarding future plans and timing thereof; the Company’s reliance on its management; the fact that the sellers of Meridianbet Group hold voting control over the Company; related party relationships; the potential effect of economic downturns, recessions, increases in interest rates and inflation, and market conditions, decreases in discretionary spending and therefore demand for our products and services, and increases in the cost of capital, related thereto, among other affects thereof, on the Company’s operations and prospects; the Company’s ability to protect proprietary information; the ability of the Company to compete in its market; the effect of current and future regulation, the Company’s ability to comply with regulations and potential penalties in the event it fails to comply with such regulations and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our business; the risks associated with gaming fraud, user cheating and cyber-attacks; risks associated with systems failures and failures of technology and infrastructure on which the Company’s programs rely; foreign exchange and currency risks; the outcome of contingencies, including legal proceedings in the normal course of business; the ability to compete against existing and new competitors; the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this press release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly-filed reports, including, but not limited to, under the “Special Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and future periodic reports on Form 10-K and Form 10‑Q. These reports are available at www.sec.gov.

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